February 11, 2013

Dear Shareholder,

The enclosed Information Statement details a recent sub-adviser change relating to the Wilmington Multi-Manager International Fund (the “Fund”), a series of the Wilmington Funds (the “Trust”).

Following a recommendation by Wilmington Funds Management Corporation (“WFMC” or “Adviser”), the Board of Trustees of the Fund (the “Board”) has approved the hiring of Northern Cross LLC (“Northern Cross”) as an additional sub-adviser to the Fund. These changes became effective on November 13, 2012. The investment strategy of Northern Cross is expected to complement the advisory services provided by the Fund’s other investment sub-advisers. The Fund is a multi-manager fund that has retained an adviser and sub-advisers to manage and make decisions with respect to the Fund’s assets. WFMC, located at 1100 North Market Street, Wilmington, Delaware 19890, serves as the investment adviser to the Fund.

Based in Boston, Massachusetts, Northern Cross is registered with the Securities and Exchange Commission as an investment adviser and has assets under management of approximately $44 billion. The investment strategy utilized by Northern Cross focuses on investing in a portfolio of 60-80 quality companies for a long-term investment. General guidelines will limit individual country and industry allocations within the portfolio and will allow for investments in 15-20 countries. Individual security position weighting will also be limited within the portfolio.

The Board has concluded that the investment strategy and capabilities of Northern Cross would further enhance the Fund’s investments without changing the Fund’s character. The addition of Northern Cross will not alter the Fund’s investment objective, strategies or policies. WFMC expects to allocate approximately 25% of the Fund’s assets to Northern Cross for management.

The Trust and WFMC have received an exemptive order from the U.S. Securities and Exchange Commission that permits WFMC, as the Fund’s investment adviser, to hire new sub-advisers or to make changes to existing sub-advisory agreements with the approval of the Board, but without obtaining approval of the shareholders of the Fund (the “Manager of Managers Order”). As a condition of the Manager of Managers Order, the Fund and WFMC are required to provide shareholders with information about the new sub-advisers and/or changes to the existing sub-advisory agreements. The following Information Statement provides information relating to the addition of Northern Cross as a sub-adviser to the Fund. The changes described in the Information Statement do not require shareholder approval.

If you have any questions, please call the Fund at 800-836-2211.

Sincerely,

/s/ Lisa R. Grosswirth
Secretary, Wilmington Multi-Manager International Fund

INFORMATION STATEMENT

Wilmington Funds

Wilmington Multi-Manager International Fund

111 South Calvert Street, 26th Floor

Baltimore, Maryland 21202

Important Notice Regarding the Availability of this Information Statement

The Information Statement is available at http://www.wilmingtonfunds.com

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS, AND WE REQUEST THAT

YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

This Information Statement is being provided to shareholders of Wilmington Multi-Manager International Fund (“Fund”), a series of the Wilmington Funds (the “Trust”), to notify you of the approval by the Board of Trustees of a new sub-advisory agreement between Wilmington Funds Management Corporation (“WFMC” or “Adviser”), the adviser to the Fund, and Northern Cross LLC (“Northern Cross”), a sub-adviser retained by the Adviser to perform certain investment advisory services for the Fund. This Information Statement is being provided to shareholders pursuant to the terms of an exemptive order that the Trust has received from the U.S. Securities and Exchange Commission (the “SEC”) that allows certain sub-adviser changes to be made without shareholder approval (the “Manager of Managers Order”). Subject to certain conditions, the Manager of Managers Order allows WFMC, with the approval of the Trust’s Board of Trustees (“Trustees”), to select sub-advisers and to enter into new sub-advisory agreements without obtaining shareholder approval. The Information Statement is being mailed on or about February 11, 2013 to shareholders of record of the Fund as of February 6, 2013. The Fund will pay the costs associated with preparing and distributing this Information Statement to shareholders.

The Fund provides periodic reports to its shareholders, which highlight relevant information about the Fund, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report and semi-annual report of the Fund, without charge, by calling (800) 836-2211 or by downloading them from the Trust’s web-site at www.wilmingtonfunds.com or by writing to Wilmington Funds, Wilmington Multi-Manager International Fund, c/o BNY Mellon Investment Servicing (U.S.) Inc. at P.O. Box 9828, Providence, RI 02940.

The Fund is a multi-manager fund that has retained an adviser and several sub-advisers to manage and make decisions with respect to investment of its assets. WFMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to the Fund pursuant to an investment management agreement with the Trust. WFMC has overall responsibility for the general management and day-to-day operations of the Fund but has retained investment sub-advisers to make the investment decisions for the Fund’s assets. Wilmington Trust Investment Advisors, Inc. (“WTIA”), an entity under common control with WFMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, WFMC and WTIA. WFMC retains responsibility (subject to the Trustees’ oversight) for managing sub-advisers and evaluates the Fund’s needs and each sub-adviser’s skills and abilities on an ongoing basis. Currently, WFMC allocates the Fund’s assets among five sub-advisers: Barings International Investment Limited, Dimensional Funds Advisors LP, LSV Asset Management, Northern Cross and Parametric Portfolio Associates, Inc.

Northern Cross

WFMC believes Northern Cross to be a qualified and appropriate candidate to sub-advise the Fund, after considering the results of a due diligence visit as well as the Fund’s investment objectives and strategies. Northern Cross’s investment process focuses on fundamental research focused on identifying catalysts for margin expansion, franchise value and an absolute price/earnings ratio. Northern Cross’s portfolio managers are generalists with a knowledge of regional markets and concentrate their research efforts on 325 “watch list” companies around the world, seeking to identify secular trends and industry structures that could drive margin expansion.

The following portfolio managers are responsible for the day-to-day management of the Fund’s assets allocated to Northern Cross.

Howard Appleby, CFA, Principal of Northern Cross, is a British citizen and has been in the investment business since 1982, when he began his career as an equity analyst (specializing in basic materials and energy) for W. Greenwell & Co. In 1985, Mr. Appleby moved to the U.S. and started a 16-year sell-side career, advising U.S. portfolio managers on non-U.S. equities in various research, sales, and management roles. He went on to have an 8-year tenure at ABN AMRO and in 2002 became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross. Mr. Appleby is a graduate of the University of Exeter, Exeter, England.

Jean-Francois Ducrest, Principal of Northern Cross, is a French citizen and has been engaged in the business of international equities since 1988. Mr. Ducrest started his career on the sell side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors during his tenure there, including industrials, consumer goods, and utilities. From 1995 to 2001, Mr. Ducrest was a Senior Vice President and Principal of Cheuvreux’ U.S. operations, serving institutions investing in European equities. In 2002, Mr. Ducrest became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross. Mr. Ducrest is a graduate of the Institut d’Etudes Politiques de Paris, France and a Trustee of the French Cultural Center of Boston.

James LaTorre, CFA, Principal of Northern Cross, began his career in the investment industry in 1982 with Merrill Lynch in New York. In 1989, Mr. LaTorre became VP of Investments with the Ivy Fund group, where he managed the Ivy Growth with Income Fund and co-managed the Ivy Growth Fund. In 1992, Mr. LaTorre joined Hakan Castegren, then manager of the Ivy International Fund and the Harbor International Fund and the founder of the Northern Cross investment philosophy. In 1993, Mr. LaTorre became Director of Research for Hakan Castegren. He went on to manage the Harbor International Fund II. In 2003, Mr. LaTorre became a founding partner and portfolio manager for Northern Cross. He received his BA in Economics from Fairfield University and his MS in Finance from Boston College where he earned the Dean and Faculty Award given to the highest ranking student.

Edward E. Wendell, Jr., Principal of Northern Cross, has been involved in the investment management business since 1985 when he began supporting Hakan Castegren, founder of the Northern Cross investment philosophy. In 2003, Mr. Wendell became a founding partner and portfolio manager for Northern Cross. A graduate of Harvard College, he holds an MA in mathematics from the University of Washington in Washington. Mr. Wendell is a trustee of Marlboro College in Vermont and is treasurer of The Poverty Alleviation Fund.

Based on the foregoing considerations, WFMC recommended to the Board that it approve Northern Cross as sub-adviser to the Fund.

Board Approval of the Sub-Advisory Agreement with Northern Cross

At the Trustees meeting held on September 13, 2012, in accordance with a recommendation from WFMC, the Trustees, including the Trustees who are not considered “interested persons” under the Investment Company Act of 1940 (the “1940 Act”), unanimously approved a Sub-Advisory Agreement among the Trust, WFMC and Northern Cross (the “Agreement”). In determining whether to approve the Agreement, the Trustees considered information provided by Northern Cross in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that Northern Cross provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of Northern Cross’s portfolio management staff, (iii) any potential or actual material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Fund will be managed, including a general description of the proposed investment decision-making process, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between a Fund and other clients, (viii) results of any independent audit or regulatory examination, (ix) any litigation, investigation or administrative proceeding that may have a material impact on Northern Cross’s ability to service the Fund and (x) Northern Cross’s internal program for ensuring compliance with a Fund’s investment objectives, policies and practices (including its code of ethics), federal securities laws and other regulatory requirements.

Northern Cross also provided information regarding the proposed sub-advisory fee and an analysis of these fees in relation to the delivery of services to the Fund; the structure of, and the method used to determine the compensation to be received by a portfolio manager; and Northern Cross’s most recent financial statements.

The Trustees reviewed the services to be provided to the Fund by Northern Cross as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees concluded that the nature, extent and quality of the services to be provided by Northern Cross to the Fund are appropriate and consistent with the terms of Agreement, that the quality of those services will be consistent with industry norms and that the Fund is likely to benefit from adding Northern Cross as a sub-adviser. They also concluded that Northern Cross has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its ability to attract and retain qualified personnel.

The Trustees reviewed Northern Cross’s performance statistics and fee data for investment performance of similarly managed accounts. The Trustees observed that they will review and evaluate the Fund’s investment performance on an on-going basis throughout the year.

The Trustees considered the costs of the services to be provided by Northern Cross, the compensation to be received by Northern Cross in providing services to the Fund, and Northern Cross’s financial statements. The Trustees concluded that Northern Cross’s fees from the Fund were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided and the anticipated investment performance.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for the Fund for the benefit of Fund shareholders due to break-points in the sub-advisory fees of Northern Cross and other sub-advisers.

The Trustees considered the factor of profitability to Northern Cross as a result of the sub-advisory relationship with the Fund. In addition, the Trustees considered whether any “fall-out” or ancillary benefits would accrue to Northern Cross as a result of its relationship with the Fund. However, since Northern Cross’s sub-advisory relationship is new with respect to the Fund, it was not possible to accurately assess either factor at this time.

After consideration of all the factors, and taking into consideration the information presented at the meeting, the Trustees determined that approval of the Agreement was in the best interests of the Fund shareholders. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

The Agreement will continue for two years from its effective date and may be continued after that for successive one-year periods. The Agreement will be reviewed annually by the Trustees, a majority of whom are not parties to the Advisory Agreements or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

SUB-ADVISORY AGREEMENT

The Agreement was approved by the Trustees on September 13, 2012. In accordance with the Manager of Managers Order, the Agreement will not be submitted to the Fund’s shareholders for their approval. The following is a brief summary of the material terms of the Agreement.

General. Under the terms of the Agreement, Northern Cross is responsible for managing that portion of the Fund’s assets that it is allocated to manage by WFMC. In providing investment management services to the Fund, Northern Cross determines which securities shall be purchased, held or sold, and which assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objective, policies and restrictions set forth in the Fund’s registration statement, the 1940 Act and the Internal Revenue Code of 1986 and the regulations thereunder, and such policies and instructions as the Trustees of the Trust may determine.

It is anticipated that Northern Cross will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions Northern Cross effects on behalf of the Fund; (2) furnish the Trustees and WFMC with such periodic and special reports as the Trustees or WFMC may reasonably request; and (3) provide the Trustees or WFMC with economic and investment analyses and reports.

Brokerage Commissions and Portfolio Transactions. Northern Cross places orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining best execution, Northern Cross may place such orders with brokers and dealers who supply research, market and statistical information to the Fund, to WFMC or to Northern Cross. Northern Cross is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by WFMC. Northern Cross has authority and discretion to select brokers and dealers subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board of Trustees.

Compensation. For services rendered under the Agreement, Northern Cross receives an annual fee paid monthly as follows: 0.55% on the first $1 billion of assets; and 0.50% on assets over $1 billion.

Liability of Northern Cross. The Agreement provides that Northern Cross shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or Adviser, provided, however, that such acts or omissions shall not have resulted from the Northern Cross’s willful misfeasance, bad faith, gross negligence or a reckless disregard of duty.

Term. The Agreement is expected to remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually: (i) by the Trustees or by the vote of “a majority of the outstanding voting securities” of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party (other than as Trustees of the Trust). The term “majority of the outstanding voting securities,” as defined in the 1940 Act means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Termination. Under the terms of the Agreement, the Agreement may at any time be terminated without penalty upon sixty (60) days’ written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Trustees of the Trust. The Agreement shall terminate automatically in the event of its assignment.

COMPENSATION

As investment adviser to the Fund, WFMC has overall responsibility for the general management and day-to-day operations of the Fund but has retained investment sub-advisers to make the investment decisions for the Fund’s assets. WTIA provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, WFMC and WTIA. WFMC retains responsibility (subject to Board oversight) for managing sub-advisers and evaluates the Fund’s needs and each sub-adviser’s skills and abilities on an ongoing basis.

At the September 13, 2012 meeting of the Trustees, WFMC reported that it had conducted an analysis of the Fund, its structure and its current sub-advisers to which WFMC allocates the Fund’s assets. Based on its analysis of the Fund, WFMC recommended that the Agreement with Northern Cross be approved by the Board. WFMC believes that increasing the Fund’s exposure to Northern Cross’s investment strategy will improve the performance of the Fund.

Northern Cross will use fundamental analysis and a long-term investment philosophy to invest in approximately 15-20 developed and emerging market countries. Northern Cross will receive an annual sub-advisory fee of 0.55% on the first $1 billion of assets and 0.50% of assets over $1 billion. Pursuant to an exemptive order received from the SEC, the addition of Northern Cross as a sub-adviser to the Fund does not require shareholder approval. Under the Fund’s current advisory relationship, WFMC is entitled to receive an advisory fee of 0.50% of average daily net assets as investment adviser to the Fund, a portion of which is allocated to WTIA as compensation for the services it provides. There will not be an increase to the Fund’s overall investment advisory fee level as a result of the Agreement. In addition, pursuant to a fee waiver agreement, Northern Cross will rebate to the Fund a portion of its sub-advisory fee under the Agreement to the extent that similarly managed assets managed by it on behalf of other clients of WFMC or its affiliates (plus the Fund assets managed by Northern Cross) are greater than $1 billion.

Information about Northern Cross

Northern Cross is a registered investment adviser with its principal executive office located at 125 Summer Street, Boston, MA 02110. As of December 31, 2012, Northern Cross had assets under management of approximately $44 billion. The name and principal occupation of the principal executive officers of Northern Cross are as follows:

Name	Position with Northern Cross
Howard Appleby	Principal at Northern Cross
Jean-Francois Ducrest	Principal at Northern Cross
James LaTorre	Principal at Northern Cross
Edward Wendell, Jr.	Principal at Northern Cross

Northern Cross is equally owned by the four founding principals listed above. Also, the address for each principal listed is the same as the address for the principal executive office of Northern Cross.

Shareholdings Information

As of February 6, 2013, the Fund had 72,122,172 shares of Class I and 898,074 shares of Class A issued and outstanding. As of February 6, 2013, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Class I Shares

Name and Address	Percentage Ownership of Fund	Total Number of Shares Owned
SEI Private Trust Company C/O M&T Bank/WTC ID 337 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456 – 9989	72.76%	52,475,621

Class A Shares

Name and Address	Percentage Ownership of Fund Share Class	Total Number of Shares Owned
Subramonian Shankar Norcross GA 30092-1418	10.83%	97,269

As of February 6, 2013, each Trustee’s individual shareholdings constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Fund.

The advisory fees paid to WFMC for the ten-month fiscal period ended April 30, 2012 and fiscal year ended June 30, 2011 were $1,026,768 and $1,144,381, respectively, net of waivers and reimbursements.

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